Corporate Presentation November 29, 2017 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involves substantial risks and uncertainties. Any statements about the company’s future expectations, plans and prospects, including statements about its strategy, future operations, development of its product candidates, the review of strategic alternatives and the outcome of such review and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “estimates,” “intends,” “predicts,” “projects,” “targets,” “could,” “may,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward-looking statements include such identifying words. Forward-looking statements include, but are not limited to statements regarding: expectations regarding the timing for the commencement and completion of product development or clinical trials; the rate and degree of market acceptance and clinical utility of the company’s products; the company’s commercialization, marketing and manufacturing capabilities and strategy; the company’s intellectual property position and strategy; the company’s ability to identify additional products or product candidates with significant commercial potential; the company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; developments relating to the company’s competitors and industry; and the impact of government laws and regulations. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the ability to develop commercially viable product formulations; the sufficiency of the company’s cash resources; the ability to obtain necessary regulatory and ethics approvals to commence additional clinical trials; whether data from early clinical trials will be indicative of the data that will be obtained from future clinical trials; whether the results of clinical trials will warrant submission for regulatory approval of any investigational product; whether any such submission will receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies and, if we are able to obtain such approval for an investigational product, whether it will be successfully distributed and marketed. These risks and uncertainties, as well as other risks and uncertainties that could cause the company’s actual results to differ significantly from the forward-looking statements contained herein, are discussed in our annual report on Form 10-K for the year ended December 2016, as well as our subsequent filings with the SEC which can be found at www.sec.gov. Any forward-looking statements contained in this presentation speak only as of the date hereof and not of any future date, and the company expressly disclaims any intent to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Takeaways Two platform technologies (OP-01 and OP-02) that can be developed for multiple ear and nasal/sinus indications Potential to create significant value with a transformational, first-in-class treatment option for otitis media (OP-02) Otitis media has significant unmet clinical need (no drug products approved to treat or prevent otitis media)

Novus Therapeutics Development stage specialty pharmaceutical company Focusing on the development of a novel drug product for management of otitis media, a middle ear disease NASDAQ-listed company as of May 2017 (“NVUS”) Reported $19.1 million cash at September 30, 2017 Experienced management team with a proven track record of developing novel drugs and creating shareholder value

Product Opportunities OP-02 (Surfactant) OP-01 (Foam) Outer Ear Middle Ear Inner Ear Nasal & Sinus Cavities

Otitis Media

"Otitis media (OM) is the most common disease seen in pediatric practice, a leading cause of health care visits, and the most frequent reason children consume antibiotics or undergo surgery…” Marom et al, JAMA Pediatrics 2014;168(1):68–75

Overview of Otitis Media Otitis media (OM) is an umbrella term that encompasses a spectrum of inflammatory diseases of the middle ear Acute otitis media (AOM) Otitis media with effusion (OME) Chronic suppurative otitis media (CSOM) AOM symptoms commonly include sudden onset of earache and fever; OME symptoms include a sensation of “fullness” in the ears and hearing impairment Complications may include behavioral changes, speech/learning issues, perforation of eardrums, permanent hearing loss, and other morbidities Global incidence of 700+ million cases annually with over half occurring in children under five years old1 80% will have >1 episodes by age 3 40% will have >6 episodes by age 7 Monasta et al, PLoS ONE 2012;7:e36226

Pathophysiology of Otitis Media Eardrum Middle ear fluid Normal Middle Ear Otitis Media Auditory bones Eustachian tube OM occurs due to inflammation of the nasopharynx and Eustachian tube (bacterial/viral infections, allergies, etc.)

Continuum of Otitis Media Intervention required to prevent the consequences of recurrent/chronic disease Recurrent AOM (RAOM) 3 episodes in 6 months or 4 episodes in 12 months Acute Otitis Media (AOM) Middle ear inflammation + fluid + infection Otitis Media with Effusion (OME) Middle ear inflammation + fluid Chronic OME (COME) Persistent OME that lasts for 3 or more months Chronic Suppurative Otitis Media (CSOM) Perforated eardrum with discharge (+/- infection)

Management of Otitis Media $5+ billion spent annually on management in the U.S.1 Antibiotics are frequently prescribed (over-prescribed) AAO-HNS, AAP, and AAFP guidelines recommend against use in OME2 Cannot prevent recurrent episodes of AOM/OME Surgery to insert ventilation tubes into the eardrum has become standard of care 1 million surgeries performed annually in the U.S.3 Casey et al, Clin Pediatr (Phila) 2014;53:865-873 Rosenfeld et al, Otolaryngol Head Neck Surg 2016;154(1S):S1-S41 Kesser et al, Surgery of Ventilation and Mucosal Disease 2010;(6):73-91 AAO-HNS = American Academy Otolaryngology Head & Neck Surgery; AAP = American Academy of Pediatrics; AAFP = American Academy Family Practice

U.S. Market Opportunity Ahmed et al, Laryngoscope 2014;124:301–305 Rosenfeld et al, Otolaryngol Head Neck Surg 2016;154(1S):S1-S41 Lous et al, Int J Pediatr Otorhinolaryngol 2011;75:1058-1061 Rosenfeld et al, Otolaryngol Head Neck Surg 2016;154(1S):S1-S41 Monasta et al, PLoS ONE 2012;7:e36226 Management of AOM/OME 8+ million children are diagnosed with AOM annually 1 Management of RAOM/COME 2.5+ million children are diagnosed with RAOM/COME annually 3,4 Management of CSOM 1+ million people are diagnosed with CSOM annually 5 Potential for 10+ million Rx’s (assumes 1 Rx’s per Dx) 2+ million children are diagnosed with OME annually 2 Potential for 3+ million Rx’s (assumes 3 Rx’s per Dx) Potential for 7.5+ million Rx’s (assumes 3 Rx’s per Dx)

Surfactant Program (OP-02)

Overview of OP-02 Novel drug-device product being developed as first-in-class treatment option for otitis media Proprietary formulation of two surfactant active ingredients Dipalmitoylphosphatidylcholine (DPPC) Cholesteryl palmitate (CP) Daily use nasal spray designed to help restore and maintain Eustachian tube (ET) function Lowers ET surface tension and promotes “de-sticking” Proof of concept successfully demonstrated in multiple animal species, plus supportive anecdotal evidence in humans

OP-02 Preclinical Studies Study Description Animals Result 1 Administration of OP-02 in a metered dose aerosolized intranasal delivery system to healthy animals1 Gerbils + Mice Reduction of Eustachian tube passive opening pressure within minutes of administration 2 Administration of OP-02 in a metered dose aerosolized intranasal delivery system to animals with OME2 Gerbils Reduction in both the severity and duration of OME 3 Administration of OP-02 in a metered dose aerosolized intranasal delivery system to animals with AOM3 Chinchillas Reduction in both the severity and duration of AOM Chandrasekhar et al, Otology and Neurotology 2002;23:3–7 Venkatayan et al, Otolaryngology Head Neck Surgery 2001;124:388-93 Chandrasekhar et al, Laryngoscope 2004;114:472-85

Chinchilla AOM Study


Middle Ears with Infection (Day 27)
100%
80%
60%
40%
20%
0%
67%
10%*
16%*
Placebo
OP02
(Tx Day 1)
OP02
(Tx Day 3)
* P = 0.002


Inner Ears with Inflammation (Day 8)
100%
80%
60%
40%
20%
0%
50%
8%
15%
Placebo
OP-02
(Tx Day 1)
OP-02
(Tx Day 3)

1. Chandrasekhar et al, Laryngoscope 2004;114:472-85

16

OP-02 Human Experience Prior to acquiring rights to the surfactant program, the inventors treated 9 human patients with various OM/ETD conditions Ages ranged from 4 – 75 years old Used for both treatment and as a prophylaxis Some subjects used the product repeatedly over years The human experience was captured as case studies and reported to the FDA (also used for a new patent application) Case studies were consistent with the preclinical animal data OM = otitis media; ETD = Eustachian tube dysfunction

Case Study #4 Adult with Rhinitis and Left Clogged Eustachian Tube Treatment with OP-02 Time 0: ++erythema, boggy wet mucosa and copious thin mucus with a noticeable absence of bubbles at Eustachian tube orifice Time 10 min: Patient begins to feel clearing of the ear and is able to open the Eustachian tube on sustained yawns Time 15 min: Patient reports that ear has opened up; bubbles begin to form at the Eustachian tube orifice (air exchange)

Next Steps for OP-02 Program Formulation and device development ongoing Phase 1 studies planned: Safety/tolerability of daily use (2 weeks treatment) Pharmacodynamic effect on Eustachian tube function Phase 2 studies planned: Treatment of AOM and prevention of OME in children Prevention of AOM and OME in “otitis prone” children

Otitis Externa

Overview of Acute Otitis Externa Common condition of the external ear canal involving inflammation and infection Causes include trapped moisture, trauma, poor cleanliness, and chronic dermatologic conditions Symptoms include ear pain, itching, edema, reddening of the skin, and ear discharge 6.7 million anti-infective prescriptions written for the ear annually in the U.S.1 CIPRODEX® (ciprofloxacin/dexamethasone) represents one-third of anti-infective class 4 drops per ear, twice-daily for 7-days Median time to end of pain = 5 days IQVIA (IMS Health) NSP and NPA data for calendar 2015 CIPRODEX is a registered trademark of Bayer AG, licensed to Alcon by Bayer AG

Foam Program (OP-01)

Overview of OP-01 Aerosol foam formulation designed to be used as a drug delivery vehicle Antibiotic-only product successfully validated through phase 2 for acute otitis externa Non-inferior to CIPRODEX using 50% fewer doses over 7-days (7 doses versus 14 doses) Combination drug product (antibiotic + anesthetic) being considered as a clinically differentiated treatment option for acute otitis externa patients Rapid relief of ear pain (an unmet need) Treatment duration less than 7-days

Key Takeaways Two platform technologies (OP-01 and OP-02) that can be developed for multiple ear and nasal/sinus indications Potential to create significant value with a transformational, first-in-class treatment option for otitis media (OP-02) Otitis media has significant unmet clinical need (no drug products approved to treat or prevent otitis media)

Thank You NASDAQ: NVUS novustherapeutics.com